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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT

                    FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 2, 1996
                                                           -------------



                              SYRATECH CORPORATION
                              --------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                     1-12624                 13-3354944
           --------                     -------                 ----------
 (STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (IRS EMPLOYER
       OF INCORPORATION)                                  IDENTIFICATION NUMBER)


                              175 MCCLELLAN HIGHWAY
                                 EAST BOSTON, MA
                                 ---------------
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (617) 561-2200
                                                             -------------

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Item 7.     Financial Statements and Exhibits
            ---------------------------------

(c)   Exhibits:

      Exhibit 1 filed as part of the Current Report on Form 8-K of the Registrant, dated April 2, 1996, is hereby replaced by the Exhibit 1 filed as part of this Current Report on Form 8-K/A, solely to include the complete exhibit.


      1. Asset Purchase Agreement dated February 2, 1996 by and between Farberware Inc. ("Seller"), Far-B Acquisition Corp. ("Buyer"), Syratech Corporation ("Syratech") and Lifetime Hoan Corporation ("Lifetime").























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                                    SIGNATURE



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: August 26, 1996                     SYRATECH CORPORATION



                                          By: /s/ E. Merle Randolph
                                              -------------------------------
                                          Name: E. Merle Randolph
                                          Title: Vice President,
                                                 Chief Financial Officer and
                                                 Treasurer
























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